Exhibit 99.1

Newell Rubbermaid Announces Preliminary Results of the Exchange Offers and Consent Solicitations for Certain Jarden Notes

Apr 4, 2016

ATLANTA—(BUSINESSS WIRE)—Newell Rubbermaid Inc. (NYSE:NWL) today announced that, as of 5:00 p.m., New York City time, on April 1, 2016 (the “Early Consent Date”), the aggregate principal amounts listed in the table below of each series of notes listed in the table below (the “Existing Jarden Notes”), previously issued by Jarden, have been validly tendered and not validly withdrawn in connection with Newell Rubbermaid’s previously announced offers to exchange (the “Exchange Offers”) all validly tendered and accepted notes of the Existing Jarden Notes for new notes to be issued by Newell Rubbermaid (collectively, the “New Newell Rubbermaid Notes”), and the related solicitation of consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to amend the indentures governing the Existing Jarden Notes (each, an “Existing Jarden Indenture” and, collectively, the “Existing Jarden Indentures”). Under the terms of the Exchange Offers and Consent Solicitations, holders who have previously tendered their Existing Jarden Notes can no longer validly withdraw those notes from the Exchange Offers, except in certain limited circumstances where additional withdrawal rights may be required by law or otherwise extended by Newell Rubbermaid.

Series of Existing Jarden Notes to be Exchanged	CUSIP No. (144A/Reg S)	ISIN No. (144A/Reg S)	Tenders and Consents Received as of the Early Consent Date	Percentage of Total Outstanding Principal Amount of Existing Jarden Notes
3 3⁄4% Senior Notes due October 1, 2021	—	XS1084944500/ XS1084944096	€271,105,000	90.37%
5% Senior Notes due November 15, 2023	471109AN8/ U47121AC9	US471109AN89/ USU47121AC95	$295,122,000	98.37%

Based on the results announced above, Newell Rubbermaid, on behalf of Jarden, has received the requisite consent from holders of the Existing Jarden Notes in the Consent Solicitations.

The Exchange Offers and Consent Solicitations are being made solely to eligible holders pursuant to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement dated March 21, 2016 (the “Offering Memorandum and Consent Solicitation Statement”), and the related Letter of Transmittal and Consent (the “Letter of Transmittal”) that, collectively, contain a more complete description of the terms and conditions of the Exchange Offers and Consent Solicitations. The Exchange Offers and Consent Solicitations will expire as of 11:59 p.m., New York City Time, on April 15, 2016, unless extended.

The consummation of the Exchange Offers and Consent Solicitations are subject to the satisfaction of certain conditions set forth in the Offering Memorandum and Consent Solicitation Statement including, among other things, (i) the consummation of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 13, 2015, by and among Newell Rubbermaid, Jarden, NCPF Acquisition Corp. I, a Delaware

corporation and a wholly-owned subsidiary of Newell Rubbermaid, and NCPF Acquisition Corp. II, a Delaware corporation and a wholly-owned subsidiary of Newell Rubbermaid, pursuant to which Newell Rubbermaid will acquire Jarden in a series of merger transactions and (ii) the valid consents to the proposed amendments to the Existing Jarden Indentures from the holders of at least a majority of the outstanding aggregate principal amount of each series of Existing Jarden Notes.

The New Newell Rubbermaid Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. Newell Rubbermaid has agreed to use commercially reasonable efforts to file an exchange offer registration statement to register the New Newell Rubbermaid Notes for a new issue of substantially identical debt securities registered under the Securities Act. Newell Rubbermaid has also agreed to use commercially reasonable efforts to file a shelf registration statement to cover resales of the New Newell Rubbermaid Notes under certain circumstances. The New Newell Rubbermaid Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

The Exchange Offers are only being made to the extent that the Existing Jarden Notes are held by qualified institutional buyers as defined in Rule 144A under the Securities Act, in reliance on the exemption provided by Section 4(a)(2) of the Securities Act or outside the United States to institutions other than “U.S. persons” pursuant to Regulation S under the Securities Act (collectively, “eligible holders”). Eligible holders who desire a copy of the letter of eligibility should contact D.F. King & Co., Inc., the information agent for the Exchange Offers and Consent Solicitations, at (877) 842-1616 (U.S. toll free), (212) 269-5550 (banks and brokers), +44 20 7920-9700 (in London), +852 3953-7230 (in Hong Kong) or by visiting www.dfking.com/newell to complete the eligibility process. Goldman, Sachs & Co. is the dealer manager for the Exchange Offers and Consent Solicitations. Additional information concerning the Exchange Offers and Consent Solicitations may be obtained by contacting Goldman, Sachs & Co., at (800) 828-3182 (U.S. toll free), (212) 357-0215 (collect) or +44 20 7774-9862 (in London).

About Newell Rubbermaid

Newell Rubbermaid Inc., an S&P 500 company, is a global marketer of consumer and commercial products with 2015 sales of $5.9 billion and a strong portfolio of leading brands, including Sharpie®, Paper Mate®, Expo®, Prismacolor®, Mr. Sketch®, Elmer’s®, Parker®, Waterman®, Dymo®, Rubbermaid®, Contigo®, Goody®, Calphalon®, Irwin®, Lenox®, Rubbermaid Commercial Products®, Graco®, Aprica® and Baby Jogger®. As part of the company’s Growth Game Plan, Newell Rubbermaid is making sharper portfolio choices and investing in new marketing and innovation to accelerate performance.

Caution Concerning Forward-Looking Statements

Certain statements in this press release, including statements regarding the timing of and expectations with respect to exchange offers and consent solicitations in respect of the Existing Jarden Notes are forward-looking statements that involve a number of risks and uncertainties that could cause actual events or results to differ materially from those described in this release. Factors that could cause actual results to differ include, but are not limited to, market conditions; the consummation of the exchange offers and consent solicitations in respect of the Existing Jarden Notes; changes in our credit ratings; changes in our cash requirements, financial position or industry conditions that affect our ability or willingness to consummate the above-described transactions on the terms described above or at all; our continued access to credit markets on favorable terms; and other risks such as our dependence on the strength of retail, commercial and industrial sectors of the economy in light of the continuation or escalation of the global economic slowdown or regional sovereign debt issues; currency fluctuations; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power and consolidation of our retail customers; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands, including the ability to realize anticipated benefits of increased advertising and promotion spend; product liability, product recalls or regulatory actions; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; a failure of one of our key information technology systems or related controls; the potential inability to attract, retain and motivate key employees; future events that could adversely affect the value of our assets and require impairment charges; our ability to improve productivity and streamline operations; changes to our credit ratings; significant increases in the funding obligations related to our pension plans due to declining asset values, declining interest rates or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations, including exchange controls and pricing restrictions; our ability to realize the expected benefits, synergies and financial results from our recently acquired businesses and pending acquisitions; our inability to obtain stockholder or domestic and foreign regulatory approvals required to complete the planned acquisitions and divestitures; failure to satisfy a condition to closing of the planned acquisitions and divestitures; our ability to complete the planned acquisitions and divestitures; difficulties or high costs associated with securing financing necessary to pay the cash portion of the merger consideration contemplated by the pending Jarden acquisition; risks related to the substantial indebtedness that Newell Rubbermaid will incur in connection with the pending Jarden acquisition and our ability to maintain our investment grade debt ratings; difficulties integrating our business with Jarden and unexpected costs or expenses associated with the pending Jarden acquisition; and those factors listed in our most recently filed Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”).

Additional Information and Where to Find It

In connection with the pending Jarden transaction, Newell Rubbermaid and Jarden have filed a registration statement on Form S-4 that includes the Joint Proxy Statement of Newell Rubbermaid and Jarden, including Amendment No. 1, 2 and 3, and that also constitutes a prospectus of Newell Rubbermaid. The registration statement on Form S-4 was declared effective on March 18, 2016, and the Joint Proxy Statement/Prospectus has been mailed to shareholders of Newell Rubbermaid and Jarden. WE URGE INVESTORS AND SHAREHOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NEWELL RUBBERMAID, JARDEN, AND THE PENDING JARDEN TRANSACTION. Investors and shareholders are able to obtain copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid and Jarden free of charge at the SEC’s website, www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Newell Rubbermaid by accessing Newell Rubbermaid’s website at www.newellrubbermaid.com by clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link or by contacting Newell Rubbermaid Investor Relations at investor.relations@newellrubbermaid.com or by calling 1-800-424-1941. Shareholders may also read and copy any reports, statements and other information filed by Newell Rubbermaid or Jarden with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Newell Rubbermaid, Jarden and certain of their respective directors, executive officers and other persons may be considered participants in the solicitation of proxies from the respective shareholders of Newell Rubbermaid and Jarden in respect of the proposed combination contemplated by the Joint Proxy Statement/Prospectus. Information regarding Newell Rubbermaid’s directors and executive officers is available in Newell Rubbermaid’s Form 10-K filed with the SEC on February 29, 2016, its Form 10-K/A filed with the SEC on March 7, 2016, and its Form 8-K filed with the SEC on March 11, 2016. Information regarding Jarden’s directors and executive officers is available in Jarden’s Form 10-K filed with the SEC on February 26, 2016, its proxy statement filed with the SEC on April 20, 2015, in connection with its 2015 annual meeting of stockholders and its Forms 8-K filed with the SEC on January 5, 2015, June 9, 2015, December 17, 2015, and January 7, 2016. Other information regarding persons who may be considered participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC.

Non-Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the pending Jarden acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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Source: Newell Rubbermaid Inc.

Newell Rubbermaid Inc.

Nancy O’Donnell, 770-418-7723

Vice President, Investor Relations

nancy.odonnell@newellco.com

or

Racquel White, 770-418-7643

Vice President, Global Communications & Culture

racquel.white@newellco.com